UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2005

CONMED CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-16093 (Commission File Number)	16-0977505 (I.R.S. Employer Identification No.)

525 French Road
Utica, New York 13502
(Address of principal executive offices, including zip code)

(315) 797-8375
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 5, 2005, CONMED Corporation issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to $100 million of its common stock. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K that is furnished under “Item 8.01. Other Events” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 Item 9.01	Financial Statements and Exhibits Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is included herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 5, 2005, issued by CONMED Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION (Registrant) By: /s/ Robert D. Shallish, Jr. Vice President-Finance and Chief Financial Officer

Date: December 5, 2005

EXHIBIT INDEX

Exhibit Number 99.1	Exhibit Description Press Release, dated December 5, 2005, issued by CONMED Corporation.